SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ---------------------

                                  April 3, 2000
                                 Date of Report
                        (Date of earliest event reported)

                            SOUTHLAND FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                           Suite 2, 25 Prospect Street
                          Box Hill, VIC 3128, Australia
          (Address of principal executive offices, including zip code)

                                  612 9999 3884
                          Registrant's telephone number

                                  612 9999 0828
                             Registrant's fax number

                            Cactus Multimedia I, Inc.
          (Former name or former address, if changed since last report)

      Delaware                          0-28645                  65-0907796
-----------------------             -----------------          ---------------
(State or other jurisdiction        (Commission File           (IRS Employer
 or incorporation)                       Number)             Identification No.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") dated April 3, 2000, Southland Financial, Inc. ("Southland" or the "Company"), a Nevada corporation, acquired all the outstanding shares of common stock of Cactus Multimedia I, Inc. ("Cactus"), a Delaware corporation, from shareholders thereof in an exchange for an aggregate of 500,000 shares of common stock of Southland (the "Acquisition"). As a result, Cactus became a wholly-owned subsidiary of Southland.

                  The Acquisition was adopted by the unanimous consent of the Board of Directors of Southland on April 3, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(2)(B) of the Internal Revenue code of 1986, as amended.

                  Prior to the Acquisition, Southland had 15,306,384 shares of common stock issued and outstanding, and 15,806,384 shares issued and outstanding following the Acquisition.

                  Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Southland became the successor issuer to Cactus for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective January 5, 2000.

                  A copy of the Acquisition Agreement is filed as an exhibit to this form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of Southland's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each person or entity):

                                           Number of Shares of                          Percent of
                                              Common Stock                             Common Stock
Name                                       Beneficially Owned                       Beneficially Owned
----                                       ------------------                       ------------------
David A. Turik                                2,500,000(1)                                 16.3%
Chairman and Chief
Executive Officer
Director

Willie Lo(2)                                      - 0 -                                     0%
Director

Robert Talbot-Stern(2)                            - 0 -                                     0%
Director

Martin Dougherty(2)                               - 0 -                                     0%
Director

Robert Hogarth                                  2,000,000                                  12.9%

JBF Management Inc.                             2,000,000                                  12.9%

(1) Does not include 500,000 shares of Common Stock held by the Turik Discretionary Trust. These shares are held in trust for the benefit of Mr. Turik's children. Includes 500,000 shares of Common Stock with are held by Capital Advantage International Propriety Limited, a company in which Mr. Turik is a 33% shareholder.

(2) Does not include an aggregate of 2,000,000 options to purchase shares of Common Stock which may be issued to certain directors as compensation for services performed.

         (c) Summary of the Company. The economic progress and prosperity of Hong Kong has long been underpinned by an efficient and cost-effective telecommunications sector. While the mobile telecom market in Hong Kong is highly competitive, the three new local fixed line carriers (Hutchinson, New T&T and New World) have only made slight inroads into Hong Kong Telecom's local market share.

         The Hong Kong government has recently released its proposed broadcasting and telecommunications liberalization policies which are presented as a micro-economic reform designed to reduce prices and increase innovation, and as an industry development policy aimed at attracting regional hubbing business.

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

         Business Strategy
         -----------------

         The strategic objective of Southland Financial, Inc. ("Southland") and its subsidiary, United Telecom International Ltd., ("UTI") is to become a network service provider of the Customer Access Network ("CAN") services in Hong
Kong:

         The business strategy is based on the following worldwide developments:

         o The continuing viability and growth of telecom carriers will increasingly be dependent on having direct access and thus relationships with consumers.

         o This direct access will enable carriers to provide integrated telecom services to customers and these services include telephony, Pay TV, fast Internet access and other interactive services.

         o The demand for high quality transmission capacity that is required to handle complex voice, data and video telecommunications, will continue to increase and will require higher bandwidth digital optical fiber networks.

         The principle elements of the Company's business strategy include the following:

         o The Company intends to invest and build a highly reliable and versatile telecommunications network in Hong Kong that will provide local access to the homes and offices of customers.

         o Carriers in Hong Kong will lease transmission capacity and lines from the Company as the demand is required on a "pay as you use" principle.

         o The Company will build the infrastructure in partnership with the carriers who are the direct customers to the Company, adopting a "just in time" format.

         o Carriers themselves do not have to invest in building infrastructures, thus saving on capital investments. The carriers can focus on what they do best to develop new products and services to meet market demand. There is, therefore, little duplication of infrastructures and waste of scarce resources.

         Strategic Partnerships
         ----------------------

         To ensure the viability of the project, the Company has undertaken a significant amount of work in Hong Kong to establish strategic relationships with the carriers and the government regulator, OFTA.

         The Network
         -----------

         The Company plans to construct and operate state of the art, competitive local telecommunications networks employing the latest SDH transmission technology with dual ring architectures and centralized network management and maintenance.

         The Company's advanced networks will, through other carriers, offer cost effective access to residential subscribers and provide uniform, high reliable quality services to large corporate customers.

         The Company's network configuration consists of the following key elements:

                  o        Interface to the carriers

                           The Electronics that interface to the carriers' exchange equipment

                  o        Ducting and optical fibers

                           The optical fiber rings, along with the cables in ducts, running between exchanges, providing for robust and self-healing networks.

                  o        Electronic equipment

                           The transmission equipment and the necessary electronics required to terminate the traffic at the buildings.

                  o        Block-wiring

                           These are the horizontal and vertical cablings within buildings leading to the subscribers' terminating blocks.

                  o        Network management

                           The computer systems that provide centralized monitoring of the network. The aims is to minimize network down-time, thereby providing a highly reliable and competitive service.

         Marketing
         ---------

         The Company intends to focus its marketing efforts to all existing carriers and service providers in Hong Kong. Mr. Lo and Mr. Turik have regularly traveled to Hong Kong during the past 12 months to discuss the Company's plans with senior executives of certain carriers as well as the government regulator, OFTA. Pending adequate funding, which cannot be assured, the Company will then finalize further appropriate agreements and relevant implementation timetables.

         Management
         ----------

         The executive officers of the Company are as follows:

         Name                              Title
         ----                              -----

David Turik                                Chairman and Chief Executive
Willie Lo                                  Chairman of UTI, Executive Director
Robert Talbot-Stern                        Director
Martin Dougherty                           Director

David A. Turik, President and Chairman of the Board

         Mr. Turik has previously held senior executive management positions with currently publicly listed Australian companies, NetComm Australia, Telstra, (the former national carrier, Telecom Australia), AAP Telecommunications and Spectrum Network Systems, as well as Toronto Stock Exchange listed, TSB International. In the past 5 years, he has predominantly focused on business development, mergers and acquisitions and project specific capital raisings. Mr. Turik is responsible for identifying and negotiating the Company's telecommunications infrastructure based project in Hong Kong. Mr. Turik has held many private board appointments across a wide range of telecommunications related organizations.

Willie Lo, Executive Director, Chairman of United Telecom Inc. (Hong Kong)

         Mr. Willie Lo is a veteran of the telecommunications and information technology industries. He has held senior technical management positions for over 18 years, with Hong Kong Telecom, Telstra, (Telecom Australia) and PRACOM Pty Ltd. Mr. Lo has successfully managed a broad range of projects from cable network roll-outs to systems development and implementation. For 8 years, Mr. Lo was a project manager for Hong Kong Telecom, managing the deployment of major cable networks. Mr. Lo was the IT Manager, Media & Broadcasting, for Telstra, prior to becoming IT Manager for PRACOM and an Executive Director, for Pacific Communications Research P/L. Mr. Lo holds a Masters Degree in Systems Engineering, (RMIT), a diploma in Business Studies from Hong Kong Polytechnic and a bachelor of Applied Sciences from the University of Melbourne.

Robert Talbot-Stern, Non Executive Director

         Mr. Talbot-Stern, B.S. Econ. (Wharton), J.D. (Penn.), LL.M. (London), has had a distinguished corporate, academic and public career, having been group counsel for

UNISYS and Assistant General Counsel for Chrysler. While at Chrysler Talbot-Stern held Board directorships with Mitsubishi Motors and Peugeot, while coordinating Chrysler Canada's rescue effort. Mr. Talbot-Stern is on a current White House Task Force on Deregulation and Competition, has been a guest columnist for the Australian Financial Review and business commentator for CNBC-TV. He has worked as a Management and Legal consultant in affiliation with consulting and law firms in Washington (National Academy of Sciences, McKinsey & Co., Herzfeld & Rubin, and Boston Consulting Group). He has been a past adviser to the Business Roundtable and Federal Reserve Board on interest rates.

Martin Dougherty, Non Executive Director

         Mr. Dougherty has had a long career in the media and communications field having held senior executive positions with both the John Fairfax Group and News Limited. Mr. Dougherty has also held board directorships with the John Fairfax Group, the Australian Associated Press, (AAP) and David Syme Pty Ltd., (publishers of the Melbourne Age and Business Review Weekly). For over 17 years, Mr. Dougherty has also been Chairman of Dougherty Communications; public affairs consultants, specializing in strategic public relations, issues management, telecommunications, government and media relations. This company became a member of the Ogilvy Public Relations Group. Mr. Dougherty was a member of the International Management Group of Olgilvy Public Relations during the 1980's. He resumed private practice as a consultant in 1989.

ITEM 2.  ACQUISITION OR DISPOSITION ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Successor Issuer Election.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Acquisition, the Company became the successor issuer to Cactus for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective January 5, 2000.

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

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The sole officer and director of Cactus has resigned upon closing of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS

         The Registrant is required to file audited financial statements by amendment hereto no later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable. The Company has a fiscal year ending on June 30.


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

                                    EXHIBITS

2.1 Agreement and Plan of Reorganization between Southland Financial, Inc. and Cactus Multimedia I, Inc. dated April 3, 2000

99       Press Release dated April 4, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTHLAND FINANCIAL, INC.


                                            By: /s/ David Turik
                                                -------------------
                                                    David A. Turik
                                                    Chairman and Chief Operating
                                                       Officer

Date: April 5, 2000

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